UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 28, 2006

BTHC III, INC.
(Exact name of registrant as specified in Charter)

DELAWARE	0-51891	20-4494098
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Jason Court Oceanside, CA (Address of principal executive offices)	92056 (Zip Code)
Registrant‘s telephone number, including area code: (972) 233-0330
12890 Hilltop Road
Argyle, TX 76226
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Form 8-K/A is being filed to revise certain of the disclosure provided in Item 4.01 of the Form 8-K, filed with the Securities and Exchange Commission on December 29, 2006.
Item 4.01 Changes in Registrant’s Certifying Accountant.
On December 28, 2006, upon the closing of the Share Exchange, we elected to replace S.W. Hatfield, CPA (“SWH”), as our registered independent public accounting firm. We have retained Vasquez & Company LLP (“Vasquez”), which is the Registered Certified Public Accounting Firm for International Stem Cell, as our new independent registered public accounting firm effective as of December 28, 2006. Vasquez is located at 801 South Grand Avenue, Suite 400 Los Angeles, California 90017, California.
During our two most recent fiscal years, and the subsequent interim periods, prior to December 28, 2006, we did not consult Vasquez regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of Regulation S-B.
The Report of Registered Independent Certified Public Accounting Firm issued by SWH for the year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the company, to continue as a going concern.
During the two most recent fiscal years and the subsequent interim periods from January 1, 2006 through December 28, 2006, (i) there were no disagreements with SWH on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, except that SWH opinion expressed substantial doubt with respect to our ability to continue as a going concern for both fiscal years. Further, there were no “reportable events,” as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during our most recent fiscal year (ended December 31, 2005) and from January 1, 2006 to December 28, 2006.
SWH furnished a letter addressed to the SEC stating that it agreed with the statements. A copy of SWH’s letter to the SEC is filed with this Report on Form 8-K/A as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
(b) Pro Forma Financial Information.
(c) Exhibits.(c) Exhibits.

Exhibit
Number	Description
16.1	Letter from S.W. Hatfield, CPA.
99.1	Financial Statements of Lifeline as of and for the years ended December 31, 2005 and December 31, 2004.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTHC III, INC.
Dated: January 16, 2006	By:	/s/ Jeff Krstich
		Name:	Jeff Krstich
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
16.1	Letter from S.W. Hatfield, CPA.
99.1	Financial Statements of Lifeline as of and for the years ended December 31, 2005 and December 31, 2004.

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